UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                        GLOBAL EQUITY INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
                  YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                        GLOBAL EQUITY INTERNATIONAL, INC.
                          X3 Jumeirah Bay, Office 3305,
                        Jumeirah Lake Towers, Dubai, UAE

                    AMENDMENT NO. 1 TO INFORMATION STATEMENT

                                  (Preliminary)

                                  July 22, 2015

GENERAL INFORMATION

     This Information Statement of GLOBAL EQUITY INTERNATIONAL, INC., a Nevada corporation ("Company"), has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14 (c) of the Securities Exchange Act of 1934, as amended ("Exchange Act") on or about August 3, 2015, to our shareholders of record as of the close of business on July 20, 2015 ("Record Date"), to notify such shareholders that on July 21, 2015 (i) the Company's Board of Directors approved an amendment to our Articles of Incorporation to increase the authorized shares of our capital stock from 505,000,000 shares (which includes 500,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock) to 1,000,000,000 shares (which shall include 950,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock), subject to shareholder approval; (ii) our Board of Directors set July 20, 2015, as the record date for shareholders entitled to vote on the amendment; and (iii) the Company received the written consent in lieu of a special meeting of shareholders from two shareholders (Messrs. Peter Smith and Enzo Taddei, officers of the Company) holding 274,236,560 shares of our Common Stock and representing approximately 60.38% of our total voting stock ("Majority Shareholders"), approving of the Company amending the Articles of Incorporation to increase the number of authorized shares of capital stock to 1,000,000,000 shares as described above.

     While the above actions have been approved by a majority of our outstanding shares in accordance with Nevada Corporate Law, the rules of the Securities and Exchange Commission provide that the above actions cannot take effect until at least 20 days after this information statement has first been sent to our shareholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on August 24, 2015.

   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

     The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other similar persons to forward this Information Statement to the beneficial owners of our voting securities, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     You are being provided with this Information Statement pursuant to Section 14 (c) of the Exchange Act and Regulation 14C promulgated thereunder, and, in accordance therewith, the amendment to our Articles of Incorporation and the forward stock split will not become effective until at least 20 calendar days after the mailing of this Information Statement.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, we file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room at 100 F Street,, N.E., Washington, D.C. 20549. You should call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings will also be available to the public at the SEC's web site at http://www.sec.gov.

     You may request, and we will voluntarily provide, a copy of our filings, including our annual report, which will contain audited financial statements, at no cost to you, by writing or telephoning us at the following address and telephone number:

                        GLOBAL EQUITY INTERNATIONAL, INC.
                          X3 Jumeirah Bay, Office 3305,
                        Jumeirah Lake Towers, Dubai, UAE

                          Telephone: +971 42767576

     The following documents as filed with the Commission by the Company are incorporated herein by reference:

     1.   Annual  Report on Form 10-K for the  fiscal  year ended  December  31,
          2014;
     2.   Form 10-Q for the quarter  ended March 31, 2015;
     3.   Form 10-Q for the quarter  ended June 30,  2014;  and
     4.   Form 10-Q for the quarter ended September 30, 2014.

                          OUTSTANDING VOTING SECURITIES

     The holders of our Common Stock are entitled to one vote per share. As of July 20, 2015, we had 454,171,621 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one (1) vote per share. We do not have any Preferred Stock outstanding.

     On the Record Date, persons (Messrs. Peter Smith and Enzo Taddei, officers of the Company) entitled to cast 274,236,560 votes (or 60.38% of total votes entitled to be cast) voted to approve the above described corporate actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

     The following tables set forth the ownership of our common stock and preferred stock by (a) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock and preferred stock; and (b) by all of named officers and our directors and by all of our named executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares and are beneficial owners of the shares indicated in the tables, except as otherwise noted by footnote.

     The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the U.S. Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or

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
investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

(a) Security ownership of certain beneficial owners:

 Title              Name and Address of            Amount and Nature of               Percent
of Class             Beneficial Owner              Beneficial Ownership      Notes    of Class
--------             ----------------              --------------------      -----    --------
Common Stock        Peter J. Smith,                    142,784,947             1       31.44%
                    38 Frond "F" Palm Jumeirah,
                    Dubai, UAE.

Common Stock        Enzo Taddei,                       131,451,613             2       28.94%
                    Avenida Marques del Duero 67,
                    Edificio Bahia 2A,
                    29670 San Pedro de Alcantara,
                    Malaga, Spain.

----------
(1) Mr. Smith is the direct beneficial owner of, and has sole dispositive and voting power over, these shares.
(2) Mr. Taddei is the direct beneficial owner of, and has sole dispositive and voting power over, these shares.

(b) Security ownership of management:

 Title              Name and Address of            Amount and Nature of              Percent
of Class             Beneficial Owner              Beneficial Ownership              of Class
--------             ----------------              --------------------              --------
Common Stock        Peter J. Smith                     142,784,947 (1)                31.44%

Common Stock        Enzo Taddei                        131,451,613 (2)                28.94%

Common Stock        All officers and directors         274,236,560                    60.38%
                    as a group (2 persons)

----------
(1) Mr. Smith is the direct beneficial owner of, and has sole dispositive and voting power over, these shares.
(2) Mr. Taddei is the direct beneficial owner of, and has sole dispositive and voting power over, these shares.

     There are no arrangements or understandings among the entities and individuals referenced above or their respective associates concerning election of directors or other any other matters which may require shareholder approval.

          THE APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK

ACTION NO. 1

OVERVIEW

     The Company currently has authorized 505,000,000 shares of capital stock, including 500,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. On July 21, 2015, our Board of Directors and the shareholders holding a majority of the voting rights in the Company, approved an amendment to the Articles of Incorporation to increase the number of outstanding shares of our capital stock to 1,000,000,000, including 950,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.

REASONS FOR ACTION NO. 1

     The Company believes it needs to have additional authorized shares of capital stock, including Common Stock and Preferred Stock, in order to allow for the issuance of Common Stock and Preferred Stock (i) to pay for potential acquisitions of companies or strategic partnerships, (ii) to convert outstanding debt and equity securities, (iii) to convert affiliate debt, including accrued salaries, to our management team, and (iv) to reward management, advisors and staff personnel for their efforts on behalf of the Company.

DILUTIVE EFFECT OF INCREASING OUR AUTHORIZED SHARES OF CAPITAL STOCK AND ISSUING A SUBSTANTIAL NUMBER OF SHARES UPON CONVERSION OF DEBT AND EQUITY SECURITIES AND AS REWARDS TO THE COMPANY'S MANAGEMENT, ADVISORS AND PERSONNEL

     By increasing our authorized shares of capital stock and issuing a substantial number of shares of our Common Stock and Preferred Stock upon entry into strategic partnerships and/or for acquisitions, conversion of debt and equity securities and as rewards to the Company's management, advisors and personnel, our shareholders will suffer from substantial percentage dilution to their shareholdings in our Company.

AUTHORIZED SHARES OF CAPITAL STOCK AVAILABLE FOR FUTURE ISSUANCE

     Since the Company is increasing the authorized shares of capital stock, including Common Stock and Preferred Stock, the Company will have more authorized (but unissued) shares to issue in the future. The additional shares of capital stock that will become available for issuance could be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the increase in our authorized capital stock has been prompted by business and financial considerations, shareholders nevertheless should be aware that approval of the proposal could facilitate future efforts by our management to deter or prevent a change in control of the Company.

NO APPRAISAL OR DISSENTER'S RIGHTS

     Under Nevada Law, shareholders are not entitled to appraisal or dissenter's rights with respect to the proposed amendment to the Articles of Incorporation to effect an increase in our authorized capital stock and we will not independently provide shareholders with any such right.

POTENTIAL ANTI-TAKEOVER EFFECT

     Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company, the increase in our authorized capital stock is not being undertaken in response to any effort of which the Board of Directors is aware to accumulate shares of the Common Stock or obtain control of the Company. The Board of Directors does not currently contemplate the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

     Release No. 34-15230 of the Staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, the purpose of the increase in our authorized capital stock, including Common Stock and Preferred Stock, is to have additional shares available for issuance upon conversion of debt and equity securities into shares of Common Stock and as compensation to reward the Company's management, advisors and personnel, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that could be favored by a majority of the independent shareholders, the Company has no intent or plan to employ the resulting additional unissued authorized shares as an anti-takeover device.

APPROVAL OF ACTION NO. 1

     The Majority Shareholders have approved the amendment to our Articles of Incorporation to effect an increase of our authorized shares of capital stock to 1,000,000,000 shares, including 950,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. The number of shares voted to approve the plan was sufficient under Nevada corporate law.

                                  By Order of the Board of Directors


                                  /s/ Enzo Taddei
                                  ----------------------------------------------
Date: July 22, 2015               Enzo Taddei,
                                  Director and Chief Financial Officer

                                   APPENDIX A

                                   EXHIBIT "A"
                                       TO
                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                        GLOBAL EQUITY INTERNATIONAL, INC.

     Article 3 of the Articles of Incorporation is hereby amended to read in its entirety as follows:

                                   "Article 3.

Number of Shares with Par Value. The aggregate number of shares of capital stock which this Corporation shall have authority to issue is 1,000,000,000 shares, including 950,000,000 shares of Common Stock, par value $0.001 per share, and 50,000,000 shares of Preferred Stock, par value $0.001 per share."

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